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                                                                     EXHIBIT 4.8


                           The Aristotle Corporation

                     (SEE REVERSE FOR CERTAIN RESTRICTIONS)

        SERIES I CONVERTIBLE                            SEE REVERSE FOR CERTAIN
            PREFERRED STOCK                                   DEFINITIONS

THIS CERTIFIES THAT                                   CUSIP






IS THE OWNER OF



  FULLY PAID AND NONASSESSABLE SHARES OF SERIES I CONVERTIBLE PREFERRED STOCK,
                         $6.00 PAR VALUE PER SHARE, OF


                               SERIES I PREFERRED

The Aristotle Corporation (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holders of record hereof, or by his/her duly authorized attorney or legal representative upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

                                            The Aristotle Corporation
Dated:

 /s/   PAUL MCDONALD                       /s/        JOHN J. CRAWFORD
            SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                     [SEAL]

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                            THE ARISTOTLE CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE COMPANY OR THE TRANSFER AGENT.

     PURSUANT TO THE TERMS OF THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, SHARES OF SERIES I PREFERRED STOCK EVIDENCED BY THIS CERTIFICATE MAY BE CONVERTED INTO SHARES OF COMMON STOCK OF THE CORPORATION AT ANY TIME DURING THE 90-DAY PERIOD STARTING AT MIDNIGHT AT THE BEGEINNING OF THE FIFTH ANNIVERSARY OF THE EFFECTIVE DATE OF THE MERGER OF NASCO INTERNATIONAL, INC. INTO THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written in full according to applicable laws of regulationS.


TEN COM         as tenants in common
TEN ENT         as tenants by the entireties
 JT TEN         as full tenants with right of survivorship
                and not as tenants in common

UNIF GIFT MIN ACT...........                       Custodian....................
                   (Cust.)                                     (Name)
                                                   under Uniform Gifts to Minors
                                                   Act.........................
                                                               (state)
     Additional abbreviations may also be used though not in the above list.


     For value received __________________           hereby sell, assign unto
                                                      and transfer unto

Please Insert Social Security or Order
Identifying Number of Assignee
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Please Print or Typewrite Name and Address including Postal Zip Code of Assignee



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------------------------------------------------------------------------ Shares
represented by the within certificate, and do hereby irrevocably constitute and appoint




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Attorney to transfer the said Shares on the books of the Corporation with full power of substitution in the premises.


Dated -----------------------------




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                                       NOTICE The signature to the assignment
                                       must correspond with the name as
                                       written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

Signature(s) Guaranteed

-----------------------------------
The Signature(s) should be
guaranteed by an eligible guarantor
institution (banks, stockbrokers,
saving and loan associations and
credit unions with membership in an
approved signature guarantee
medallion program) pursuant to SEC
Rule 17AD-15.